SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)               December 3, 1999
                                                               ----------------




                          Insituform East, Incorporated
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               0-10800                             52-0905854
-------------------------------------------------------------------------------
      (Commission File Number)         (IRS Employer Identification No.)



         3421 Pennsy Drive, Landover, Maryland                     20785
-------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                 (Zip Code)



           Registrant's telephone and fax numbers, including area code
                              (301) 386-4100 (tel)
                              (301) 386-2444 (fax)
          (301) 773-4560 (24-hour public information Fax Vault System)

-------------------------------------------------------------------------------

                                      None
                       (Former Name or Former Address, if
                           Changed Since Last Report)

Item 5.    Other Events.

           See the press release of registrant dated December 9, 1999 and the related lawsuit ("the Complaint"), Insituform Technologies, Inc., et. al. v. Insitu, Inc. et. al., Case No. 3-99-1130, filed December 3, 1999 in the United States District Court for the Middle District of Tennessee, both attached hereto (the Complaint without exhibits).

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INSITUFORM EAST, INCORPORATED



Date:  December 10, 1999            By:   /s/ Robert W. Erikson
                                    ------------------------------------
                                    Robert W. Erikson
                                    President

                                                                  PRESS RELEASE
                                                          For Immediate Release

              INSITUFORM EAST AGAIN ASSAILED BY LICENSOR LITIGATION

         LANDOVER, MD, December 9, 1999 - INSITUFORM EAST, INCORPORATED [NASDAQ:
INEI] (the "Company" or "East") reported that Insituform Technologies, Inc. ("ITI") and its Netherlands's affiliate filed a suit on December 3, 1999, in the United States District Court for the Middle District of Tennessee, against East, it's wholly-owned subsidiary Midsouth Partners ("MSP") and various East affiliates. Among other things, the suit seeks declaratory judgments of the Court to limit and restrain East and MSP from expanding the practice of their various CIPP methods throughout the country because even alternative processes would be "necessarily based on" the Insituform(R) process and potentially invade "Insituform Owner Reserved Territories." Further, the ITI suit seeks to cancel or set aside various provisions of the Midsouth Settlement Agreement executed among the parties on July 20, 1999, and otherwise bring to litigation a number of other disputes raised by ITI between the companies. No specific or estimated damage amounts are delineated in the suit; however, unspecified damages are sought.

         Commenting on the newest lawsuit, the CEOC of East said, "This is the second, surprise litigation launched against the Company by ITI this year, and again appears targeted by ITI to usurp for itself both our legitimate competitive rights as a licensee and also the rights acquired under settlement by our subsidiary now directly in competition with ITI. It is sad that ITI seems generally disposed to fight in courtrooms rather than the marketplace, but as a defendant in an again unasked-for lawsuit the Company has no choice but to again engage. We think ITI believes it can, by this type of action, unfairly control further competition in an industry that has matured to substantial competition."

         Insituform East, Incorporated and its subsidiaries are engaged in the trenchless rehabilitation of underground sewers and other pipelines principally using cured-in-place pipe ("CIPP") rehabilitation processes to produce a shape-conforming "pipe-within-a-pipe." Since 1978, the Company has performed work in six Mid-Atlantic states and the District of Columbia using the patented Insituform process under territorially exclusive sublicense agreements. Utilizing other trenchless CIPP processes, the Company's wholly-owned subsidiary, Midsouth Partners, operates substantially without geographic or product restriction. The Company's CIPP rehabilitation processes utilize custom manufactured unwoven polyester fiber-felt tubing, with an elastomeric coating on the exterior surface. The flat, pliable tube is later impregnated with a liquid thermosetting resin and the resin-saturated material is inserted in the pipe through an existing manhole or other access point. Using a temporary inversion duct and cold water pressure, the material is turned inside out as it is forced through the pipeline. When the inverted and inflated tube is fully extended, the cold water within it is recirculated through a heat-exchange unit. The heated water cures the thermosetting resin to form a new, hard, jointless, impact and corrosion resistant cured-in-place pipe within the original pipe. Lateral or side connections are then reopened by use of a remotely controlled cutting device. The Company is certified to ISO 9001 quality standards for the design and installation of its traditional Insituform process product line.

                                                     *****
CONTACT: ROBERT W. ERIKSON
                  President
                  (301) 386-4100

                       IN THE UNITED STATES DISTRICT COURT
                      FOR THE MIDDLE DISTRICT OF TENNESSEE
                                  AT NASHVILLE

INSITUFORM TECHNOLOGIES,                       )
INC., and INSITUFORM (NETHERLANDS)             )
B.V., a Netherlands corporation and also       )
a Delaware domesticated corporation named      )
INSITUFORM (NETHERLANDS) B.V., INC.,           )
                                               )
                           Plaintiffs,         )
                                               )
vs.                                            )   Civil Action No. 3-99 1130
                                               )
INSITU, INC., MIDSOUTH PARTNERS,               )
MIDSOUTH LLC, INSITUFORM                       )
EAST, INC., MID SOUTH PARTNERS,                )
and MID SOUTH PARTNERS                         )
MANAGEMENT LLC,                                )

                           Defendants.

                                    COMPLAINT

         Plaintiffs Insituform Technologies, Inc. ("Insituform") and Insituform (Netherlands) B.V. ("Insituform Netherlands"), for their complaint against defendants Insitu, Inc. ("Insitu"), Midsouth Partners, Midsouth LLC, Insituform East, Inc. ("East"), Mid South Partners, and Mid South Partners Management LLC ("Mid South Management"), state as follows:

                                     PARTIES

         1. Plaintiff Insituform is a corporation organized and existing under the laws of the state of Delaware, having its principal place of business in Chesterfield, Missouri.

         2. Plaintiff Insituform Netherlands is a corporation organized and existing under the laws of the Netherlands, having its principal place of business in Rotterdam, the Netherlands, and is also a domesticated Delaware corporation, named Insituform (Netherlands) B.V., Inc., with its principal place of business in Chesterfield, Missouri.

         3. Defendant Insitu is a corporation organized and existing under the laws of the state of Delaware, having its principal place of business in Landover, Maryland.

         4. Defendant Midsouth LLC is a limited liability company organized and existing under the laws of the state of Delaware, having its principal place of business in Landover, Maryland.

         5. Defendant Midsouth Partners is a general partnership organized and existing under the laws of the state of Tennessee, having its principal place of business in Landover, Maryland. Upon information and belief, Insitu and Midsouth LLC are the general partners of Midsouth Partners.

         6. Defendant Mid South Partners is a limited partnership organized and existing under the laws of the state of Delaware. Based on information and belief, Mid South Partners' principal place of business is in Landover, Maryland.

         7. Defendant Mid South Management is a limited liability company organized and existing under the laws of the state of Delaware, having its principal place of business in Landover, Maryland. Based on information and belief, Mid South Management is the general partner of defendant Mid South Partners.

         8. Defendant East is a corporation organized and existing under the laws of the state of Delaware, having its principal place of business in Landover, Maryland.

                             JURISDICTION AND VENUE

         9. This is an action for declaratory judgment pursuant to the Federal Declaratory Judgment Act, 28 U.S.C. ss.ss. 2201 & 2202, for the purpose of determining questions of actual controversy between the parties, as described more fully below.

          10. This Complaint sets forth causes of action arising under the Lanham Act (15 U.S.C. ss.ss. 1051 et seq.), 35 U.S.C. ss. 271, and state law. The Court has subject matter jurisdiction over the federal claims pursuant to 15 U.S.C. ss. 1121(a), 28 U.S.C. ss.ss. 1331 and 1338, and 35 U.S.C. ss.ss. 271 and
281. The state law claims arise out of the same nucleus of operative facts as the federal claims and are within the Court's supplemental jurisdiction pursuant to 28 U.S.C. ss. 1367 and 28 U.S.C. ss. 1338(b).

          11.  Venue is proper in this Court pursuant to 28 U.S.C.ss.1391(b) and
(c).

                         BACKGROUND FACTUAL ALLEGATIONS

          12. The Insituform(R) Process for the rehabilitation of sewers, pipelines, and other conduits utilizes a custom-manufactured tube, or liner, made of a synthetic fiber. After the tube is saturated (i.e., impregnated) with a thermosetting resin mixture, it is installed in the host pipe by various processes and the resin is then hardened, usually by heating it by various means, forming a new rigid pipe within a pipe. The Insituform(R) Process encompasses the art described in a U.S. intellectual estate extending to some 63 United States patents and 11 registered trademarks, all owned by Insituform Netherlands, as well as a great body of trade secret intellectual property relating to installation and other techniques inherent in the intellectual rights licensed to Insituform's licensees.

         13. In 1980, Insituform's predecessor-in-interest obtained from Insituform International, Inc., the predecessor-in-interest to Insituform Netherlands, the exclusive rights to exploit and utilize the Insituform(R) Process in the United States.(Note: 1) A true and accurate copy of the 1980 license and all relevant transfer documents are attached as Exhibit A.

Note: (1) Although there have been intervening changes from time to time in the identity of the Insituform-controlled entity holding the exclusive U.S. rights, Insituform itself now holds all such rights.

          14. Under its license, Insituform is authorized to license and has licensed (pursuant to "Insituform(R) Process Licenses") other entities to practice the Insituform(R) Process in specified geographic territories within the United States. At present, there are two such licensees: (i) East, which holds rights (through six Insituform(R) Process Licenses) to territories encompassing the northern three counties of Kentucky, all of Ohio, Pennsylvania, Delaware, Maryland, West Virginia, Virginia, and the District of Columbia ("East's Territories"); and (ii) Insituform Metropolitan and its affiliates (collectively, "Metropolitan"), which hold rights to the Insituform(R) Process in New York and New Jersey. Insituform is the sole licensee in all states or portions of states not licensed to East or Metropolitan (the "Insituform Owner Reserved Territories").

                             FIRST CLAIM FOR RELIEF
         (Declaration of Rights Under the Midsouth Settlement Agreement)

         15. Plaintiffs incorporate herein by reference paragraphs 1 through 14 above.

          16. In 1985, defendant Midsouth Partners was granted an Insituform(R) Process License covering Tennessee, portions of Mississippi, and all but a small portion of Kentucky.

          17.  Immediately  prior to July 20,  1999,  the  partners  in Midsouth
Partners were Insituform, defendant Insitu, and Insituform Southwest, Inc. ("Southwest"). On that date, Insituform and Southwest entered into an agreement (the "Agreement" or the "Midsouth Settlement Agreement") with Insitu, Midsouth Partners, Midsouth LLC, and East, whereby it was agreed that Insituform and Southwest would withdraw from the partnership and the Insituform(R) Process License granted to Midsouth Partners would be terminated. A true and accurate copy of the Midsouth Settlement Agreement is attached as Exhibit B.

          18. Although Midsouth Partners' License was terminated, paragraph 5(a) of the Agreement permits Midsouth Partners, Insitu, and Midsouth LLC (collectively, the "Midsouth Defendants") to continue to exploit the Insituform(R) Process as it existed on July 20, 1999, the date of the Agreement (i.e., without the incorporation of any subsequently occurring advances or alterations in the process).

          19. Nevertheless, the Agreement prohibits the Midsouth Defendants from using the Insituform(R) trademark, service marks and trade names after July 20, 1999, except that the Midsouth Defendants were granted ninety days to remove such marks and names from "vehicles, equipment, buildings, letterhead, business cards, literature, and other materials." The ninety-day period began on July 20, 1999 and ended on October 18, 1999.

          20. Pursuant to paragraph 5(c) of the Agreement, further use of the Insituform(R) trademark or any derivative thereof by the Midsouth Defendants after the expiration of the ninety-day period is deemed a noncurable breach of the Agreement.

          21. In the event of a noncurable  breach,  paragraph  5(c)  authorizes
Insituform  to  immediately   terminate  the  limited  rights  of  the  Midsouth
Defendants under paragraph 5(a) to exploit the Insituform(R) Process.

         22. The Agreement constitutes a valid and enforceable contract, and specifies that it is governed by Tennessee law.

         23. Insituform has fully complied with the terms of the Agreement and has fulfilled all of its obligations thereunder.

         24. Based on information and belief, the Midsouth Defendants have breached the Agreement by continuing to use, display and/or trade on the Insituform(R) trademark after October 18, 1999. Such breaches are "noncurable" under the plain language of paragraph 5(c) and, therefore, Insituform is entitled to terminate, effective immediately, the Midsouth Defendants' limited rights to continue to exploit the Insituform(R) Process.

         25. Insituform has sustained injury and likely will sustain additional injury as a result of the Midsouth Defendants' breaches of the Agreement.

         26. The Midsouth Defendants have asserted, without basis, that any breaches of the Agreement that may have occurred are curable under the terms of the Agreement and have been cured. Therefore, the Midsouth Defendants contend that Insituforrn is not authorized to terminate their limited rights under paragraph 5(a) to continue to exploit the Insituform(R) Process.

         27. As a result of these assertions, an actual controversy exists between the parties with respect to these issues.

         28. Insituform desires and intends to exercise its right under paragraph 5(c) of the Agreement to terminate the Midsouth Defendants' rights under paragraph 5(a) of the Agreement, and Insituform seeks a declaration of the rights of the parties hereto to avoid the possible accrual of avoidable damages.

         29. Additionally, if the Court finds that the Midsouth Defendants have committed one or more noncurable breaches of the Agreement, Insituform would be entitled to and thus requests damages in an amount to be proven at trial.

                             SECOND CLAIM FOR RELIEF

          A. Declaration of Rights Under East's Insituform(R) Process Licenses

         30. Plaintiffs incorporate herein by reference paragraphs 1 through 29 above.

         31. Based on information and belief, East is currently exploiting or planning to exploit the Insituform(R) Process and trade on the Insituform(R) trademark in the Insituform Owner Reserved Territories.

         32. East contends that its Insituform(R) Process Licenses permit it to exploit the Insituform(R) Process and use the Insituform(R) trademark anywhere in the United States without limitation except where there exist "independent Insituform(R) sublicenses." (See the last sentence of the first paragraph under the heading "Relationship with Insituform Technologies, Inc." on page 5 of East's 1999 Form 10K, attached as Exhibit C).

         33. Plaintiffs contend that East's Licenses do not permit East to exploit the Insituform(R) Process or use the Insituform(R) trademark in the Insituform Owner Reserved Territories and that, in doing so, East has breached its Licenses, and violated Section 43 of the Lanham Act (15 U.S.C. ss. 1125), 35
U. S. C. ss. 271, and applicable state law.

         34. East's assertion that its Licenses permit it to exploit the Insituform(R) trademark and patents in the Insituform Owner Reserved Territories is without basis in fact and an actual controversy exists between the parties. Therefore, plaintiffs seek a determination of the rights of the parties hereto with respect to these issues.

         35. If the Court finds that East is violating its Licenses, plaintiffs would be entitled to and thus seek injunctive relief as prayed for below on grounds that plaintiffs are being irreparably harmed by and have no adequate remedy at law for such violations,

     B. Declaration That Neither East Nor Its Alter Egos Can Practice Other CIPP Processes in the Insituform Owner Reserved Territories

         36. If the Court determines that East's Licenses do not permit East to exploit the Insituform(R) Process or use the Insituform(R) trademark in the Insituform Owner Reserved Territories, plaintiffs further request that the Court determine that East and the other defendants are prohibited from practicing other cured-in-place pipeline rehabilitation techniques in the Insituform Owner Reserved Territories on grounds that such activity, although ostensibly legitimate, would in fact constitute unlawful exploitation of the Insituform(R) Process.

         37. Based on information and belief, Midsouth Partners, Insitu, Midsouth LLC, Mid South Management, and Mid South Partners (collectively, the "Alter Ego Defendants") are the alter egos of East. Insituform is informed and believes that each of the Alter Ego Defendants is wholly-owned by East (either directly or indirectly) and is controlled by the Chief Executive Officer Committee (the "CEOC") of East.

         38. The CEOC consists of East's chairman, president and other senior management personnel. Based on information and belief, each of the members of the CEOC occupies the same position with respect to the Alter Ego Defendants and/or exercises the same administrative control and duties with respect to the Alter Ego Defendants as they exercise with respect to East.

         39. Insituform, or its predecessors-in-interest and their principals, invented the trenchless pipeline rehabilitation technique now commonly referred to as the cured-in-place pipeline rehabilitation technique ("CIPP"). All CIPP techniques now commonly practiced in the United States are substantially derivative of and based upon the Insituforrn(R) Process and involve substantially the same technical process as described in paragraph 12 above. What distinguishes the Insituform(R) Process as practiced by East under its Insituform(R) Process Licenses from other CIPP processes is that East, its CEOC and other personnel have years of practical experience in the Insituform(R) Process as developed and refined by Insituform over the years, including trade secret installation techniques developed by Insituform through its extensive research and development department, which is unparalleled in the industry.

         40. Based on information and belief, neither East nor any of the Alter Ego Defendants has personnel trained in any CIPP process other than the Insituform(R) Process. As a result, any work done by East and the Alter Ego Defendants is necessarily based on the training, expertise and experience of the CEOC and other personnel skilled in the Insituform(R) Process and any practice of CIPP by them is the practice of the Insituform(R) Process.

         41. Even with training in other CIPP processes, East and the Alter Ego Defendants would not be able to practice such processes without in fact unlawfally utilizing substantial proprietary components of the Insituform(R) Process. They would inevitably utilize Insituform(R) trade secret technology because, among other reasons, they would not be able to separate years of Insituform(R) Process experience and trade secret transfers from general CIPP process techniques.

         42. Likewise, any attempt to utilize newly-hired employees to practice such other CIPP processes, would, to the extent that such personnel are trained and/or supervised by the CEOC or other pre-existing East personnel, ultimately lead to the unlawful transfer to such new employees of Insituform(R) Process trade secret techniques and technology.

         43. Despite the foregoing, East asserts that it, either under its own name or through its subsidiaries, may utilize "other trenchless CIPP processes" to operate "substantially without geographic or product restriction" so long as it does not use the name "Insituform(R)." (See the "About Insituform East" paragraph on the inside cover of East's Form 10-K for 1999, attached as Exhibit
C).

         44. Upon information and belief, East and the Alter Ego Defendants intend to practice the Insituform(R) Process in this manner under the guise of a look-a-like CIPP product called "MSP Liner."

         45. An actual controversy exists between the parties with respect to whether Midsouth Partners, Insitu, Midsouth LLC, Mid South Partners, and Mid South Management are the alter egos of East, and the extent to which East and the Alter Ego Defendants may exploit CIPP processes other than the Insituform(R) Process in the Insituform Owner Reserved Territories. Therefore, plaintiffs seek a declaration of the respective rights of the parties with respect to these issues.

                             THIRD CLAIM FOR RELIEF

     A. Alternative Relief: Declaration of Rights With Respect to Cross-Over Royalties Under East's Insituform(R) Process Licenses

         46. Plaintiffs incorporate herein by reference paragraphs 1 through 4 above.

         47. If Insituform elects not to contest East's exploitation of the Insituform(R) Process outside East's Territories, the Licenses require East to pay the licensee of any territory outside East's Territories a percentage (12%) of the gross contract price of all East installations utilizing the Insituform(R) Process in such other licensee's territory (the "Cross-Over Royalty"). Attached as Exhibit D is one of East's Insituform(R) Process Licenses, as amended by letter of July 9, 1985. All six of East's Licenses contain substantially the same language with respect to Cross-Over Royalties.

         48. As described in paragraph 14 above, Insituform itself is a licensee, possessing an Insituform(R) Process License for the entire United States. Insituform is the sole licensee in the Insituform Owner Reserved Territories.

         49. In the alternative to the Second Claim for Relief hereunder, Insituform and Insituform Netherlands contend that East cannot exploit the Insituform(R) Process or use the Insituform(R) trademark in the Insituform Owner Reserved Territories without payment to Insituform of the appropriate Cross-Over Royalty.

         50. East contends that its Licenses do not require payment of the Cross-Over Royalty with respect to East operations in the Insituform Owner Reserved Territories.

         51. East's assertions with respect to the applicability of the Cross-Over Royalty in this context are without basis and an actual controversy exists between the parties. Therefore, Insituform and Insituform Netherlands seek a determination of the rights of the parties hereto with respect to these issues.

         52. If the Court finds in favor of plaintiffs on this claim, Insituform would be entitled to and thus seeks payment of any and all unpaid Cross-Over Royalties owed in connection with East's operations in the Insituform Owner Reserved Territories prior to the entry of judgment, plus interest.

     B. Declaration That Neither East Nor Its Alter Egos Can Practice Other CIPP Processes in the Insituform Owner Reserved Territories
                       Without Paying Cross-Over Royalties

         53. If the Court finds that East cannot practice the Insituform(R) Process in the Insituform Owner Reserved Territories without paying the Cross-Over Royalty, plaintiffs seek a further declaration that neither East nor the Alter Ego Defendants can practice other CIPP processes in the Insituform Owner Reserved Territories without paying the Cross-Over Royalty.

         54. As alleged above, any use by East or the Alter Ego Defendants of another CIPP process would in fact be use of the Insituform(R) Process. Accordingly, to the extent that such use occurs in the Insituform Owner Reserved Territories and is not altogether prohibited, the Cross-Over Royalty would apply.

                             FOURTH CLAIM FOR RELIEF
                 (Declaration of Rights Under the SAW Agreement)

         55. Plaintiffs incorporate herein by reference paragraphs 1 to 54 above.

         56. On August 4, 1980, Insituform entered into an agreement (the "Agreement" or the "SAW Agreement") with SAW Associates ("SAW") in conjunction with the introduction of the Insituform(R) Process into the United States. A true and accurate copy of the SAW Agreement is attached as Exhibit E.

         57. Under the Agreement, SAW agreed to recruit for Insituform potential licensees of the Insituform(R) Process in exchange for compensation in the form of quarterly payments equaling 1% of the total contract value of all contracts produced by new licensees recruited by SAW for the first two years of the license agreements, and 1/2 of 1% thereof each year thereafter.

         58. The SAW Agreement provides that payments thereunder with respect to any such licensee shall cease when the license agreement "ends through effluxion of time or is terminated earlier."

         59. In April 1981, SAW assigned its rights under the Agreement to East.

         60. SAW was successful in recruiting two new Insituform(R) licensees and certain affiliates thereof, including Insituform Southeast, Inc. ("Southeast"), which entered into a license with Insituform, as licensor, permitting Southeast to practice the Insituform(R) Process, as licensee, in a territory encompassing North Carolina, South Carolina, Georgia, and Alabama, and ultimately Florida.

         61.  In  April  1995,   Southeast  became  an  indirect,   wholly-owned
subsidiary of Insituform Mid-America, Inc. ("Mid-America") as a result of Mid-America's acquisition of Enviroq, the parent of Southeast.

         62. In October 1995, Insituform succeeded to Mid-America's indirect ownership of Southeast by acquiring Mid-America.

         63. On December 31, 1998, Southeast, licensee, was merged into Insituform, licensor, and Southeast ceased to exist as an identifiable entity.

         64. As a result of the merger, Southeast's Insituform(R) Process License was extinguished. Therefore, in accordance with the terms of the SAW Agreement, Insituform informed East on October 11, 1999 that, effective as of the second quarter of 1999, Insituform would cease making payments under the SAW Agreement with respect to Southeast. A true and accurate copy of Insituform's letter to East of October 11, 1999 is attached as Exhibit F.

         65. East disputes Insituform's right to terminate payments under the SAW Agreement with respect to Southeast.

         66. East's assertion that Insituform is not entitled to terminate the SAW payments is without basis and an actual controversy exists between the parties with respect to this issue.

         67. Insituform desires and intends to terminate payments to East under the SAW Agreement as indicated above, and seeks a declaration of the rights of the parties hereto to avoid the possible accrual of avoidable damages.

                                PRAYER FOR RELIEF

          WHEREFORE, plaintiffs Insituform and Insituform Netherlands pray as follows:

         1. That the Court declare that the Midsouth Defendants have committed one or more noncurable breaches of the Midsouth Settlement Agreement;

         2. That the Court declare:

                  (a) That the rights granted by paragraph 5(a) of the Midsouth Settlement Agreement, including the limited right of the Midsouth Defendants to exploit the Insituform(R) Process, can be terminated and rendered null and void;

                  (b) That the limited right granted under paragraph 4 of the Midsouth Settlement Agreement for the Midsouth Defendants to continue to use certain tube labeled with the name "Insituform" can be terminated and rendered null and void;

                  (c) That the right of the Midsouth Defendants to continue buying tube from Insituform pursuant to paragraph 14 of the Midsouth Settlement Agreement can be terminated and rendered null and void;

                  (d) That the right of East and its subsidiaries to perform certain subcontract work for the Midsouth Defendants pursuant to paragraph 15 of the Midsouth Settlement Agreement can be terminated and rendered null and void; and

                  (e) That all other provisions of the Midsouth Settlement Agreement remain in full force and effect;

         3. That the Court award Insituform money damages in an amount to be determined at trial for the Midsouth Defendants' breaches of the Midsouth Settlement Agreement;

         4.       That the Court:

                  (a) Declare that East is not authorized under its Licenses to exploit the Insituform(R) Process or use the Insituform(R) trademark in the Insituform Owner Reserved Territories;

                  (b) Preliminarily and permanently enjoin and restrain East, together with its agents, employees and any other persons or parties in active consort or participation with East, from engaging in the following activities:

                       (i)  Exploiting  the   Insituform(R)   Process  in  any
Insituform   Owner  Reserved Territory; or

                       (ii) Using or otherwise infringing the Insituform(R) trademark in any Insituform Owner Reserved Territory;

                  (c) Declare that Midsouth Partners, Insitu, Midsouth LLC, Mid South Partners, and Mid South Management are the alter egos of East;

                  (d) Declare that East, the Alter Ego Defendants, and all other entities controlled by East, are prohibited from practicing any other CIPP process in the Insituform Owner Reserved Territories;

                  (e) Preliminarily and permanently enjoin and restrain East, the Alter Ego Defendants, and any other entities controlled by East, from practicing any other CIPP process in the Insituform Owner Reserved Territories;

                  (f) Preliminarily and permanently enjoin and restrain East, together with its agents, employees and any other persons or parties in active consort or participation with East, from forming or acquiring any entity for the purpose of engaging in CIPP installations in the Insituform Owner Reserved Territories, to the extent such entity or its employees are East personnel and/or the CEOC, or are controlled by East personnel and/or the CEOC; and

                  (g) Preliminarily and permanently enjoin and restrain East, together with its agents, employees and any other persons or parties in active consort or participation with East, from trading on the Insituform(R) trademark when promoting any other process, whether such process be CIPP or some other process;

          5. That, in the alternative, if East's Licenses do authorize it to exploit the Insituform(R) Process and use the Insituform(R) trademark in the Insituform Owner Reserved Territories, the Court:

                  (a) Declare that Insituform is entitled to receive appropriate Cross-Over Royalties from East with respect to its operations in the Insituform Owner Reserved Territories;

                   (b) Award Insituform money damages in the amount of any and all unpaid Cross-Over Royalties generated in connection with East's operations in the Insituform Owner Reserved Territories prior to the entry of judgment;

                   (c) Declare that Midsouth Partners, Insitu, Midsouth LLC Mid South Partners, and Mid South Management are the alter egos of East; and

                  (d) Declare that East, the Alter Ego Defendants, and all other entities controlled by East, are prohibited from exploiting other CIPP processes in the Insituform Owner Reserved Territories without payment of the Cross-Over Royalty to Insituform;

         6. That the Court declare that East is due no further payments under the SAW Agreement with respect to Insituform's practice of the Insituform(R) Process in Southeast's former territory;

         7. That plaintiffs be awarded interest and the costs of this cause, including their reasonable attorneys fees and expenses, to the extent allowable by statute, contract or applicable law; and

         8. That plaintiffs be awarded all other and further relief, general and special, at law or in equity, to which they may show themselves justly entitled.

                 THIS IS THE FIRST APPLICATION FOR EXTRAORDINARY
                              RELIEF IN THIS CAUSE.

                                             Respectfully submitted,

                                             /s/ J. Richard Lodge
                                             -------------------------------
                                             J. Richard Lodge (#2833)
                                             L. Wearen Hughes (#5683)
                                             BASS, BERRY & SIMS PLC
                                             2700 First American Center
                                             Nashville, Tennessee 37238-2700
                                             (615) 742-6200

                                             Attorneys for Plaintiffs Insituform
                                             Technologies, Inc. and Insituform
                                             (Netherlands) B.V.

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